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                                                                    Exhibit 10.9
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                                FIRST AMENDMENT
                                      TO
                       ASSET PURCHASE AND SALE AGREEMENT

This First Amendment to the Asset Purchase and Sale Agreement (herein called this "Amendment") is made and entered into as of the date of execution for each party, effective as set forth herein, by and between Inland Resources Inc., a Washington corporation ("Inland") and Petroglyph Gas Partners, L.P., a Delaware limited partnership ("PGP");

                                  WITNESSETH:

     WHEREAS, pursuant to that certain Asset Purchase and Sale Agreement dated effective July 1, 1995, by and among Inland and PGP, among others (the "Original Agreement"), Inland agreed to sell and PGP agreed to purchase various assets described therein;

     WHEREAS, as additional consideration for this purchase as described in
Section 1.4(b) of the Original Agreement, PGP agreed to transfer to Inland all of POP's right, title, and interest in and to all warrants for the purchase of the common stock of Inland held by PGP, which warrants were more particularly described on Exhibit F attached to and made a part of the Original Agreement; and

     WHEREAS, PGP has received an offer to purchase these warrants from a third party, and Inland has no objection to the sale of these warrants to such third party subject to the terms and conditions hereof.

     NOW, THEREFORE, for and in consideration of the mutual promises set forth herein, the undersigned parties agree to amend the Original Agreement in the following respects:

          1. Section 1.4(b) of the Original Agreement is hereby deleted and the Purchase Price described in Section 1.2 of the Original Agreement is increased by the sum of $25,000.00.

          2. The undersigned parties agree that should this sale of the warrants for Inland stock by PGP to this third party fail to close on or before the closing contemplated by the Original Agreement, that this Amendment shall become null and void and of no further force or effect, with the result being that the Original Agreement will be as originally set forth between the undersigned parties as if this Amendment had never been made. Thus, the additional consideration contemplated by Section 1.4(b) of the Original Agreement will be reinstated and the warrants will be transferred to Inland at its closing with PGP, and the Purchase Price set forth in Section 1.2 of the Original Agreement will revert to the $3,000,000.00 price as originally set forth.

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     Except as hereby amended, the Original Agreement is ratified and confirmed to be in full force and effect in accordance with its original terms.

     This Amendment may be executed in counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument. It shall not be necessary for all parties (or any party) to execute the same counterpart. The parties may elect to execute telecopied counterparts of this Amendment and upon the execution of counterparts hereof by the parties, this Amendment shall constitute a valid and binding agreement. Copies containing original signatures shall be subsequently exchanged by the parties.

     IN WITNESS WHEREOF, this First Amendment to Asset Purchase and Sale Agreement is executed by the parties hereto on the dates set forth under their names, effective September 1, 1995.

Date: September 1, 1995
      -----------------

                              INLAND RESOURCES INC.



                              By:   /s/ Kyle R. Miller
                                    ----------------------------------
                                    Name:  Kyle R. Miller
                                    Title:  President

Date: September 5, 1995
      -----------------


                              PETROGLYPH GAS PARTNERS, L.P.
                              By:   PETROGLYPH ENERGY, INC.
                                    its general partner



                              By:   /s/ Robert C. Murdock
                                    ----------------------------------
                                    Name:  Robert C. Murdock
                                    Title:  President

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